UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) February 2, 2006


                          Franchise Capital Corporation
               (Exact name of Registrant as specified in charter)


         Nevada                           333-72392                98-0353403
(State or other jurisdiction            (Commission             (I.R.S. Employer
     of incorporation)                   File Number)            Identification)


     8566 E. Via De Ventura Suite G217
              Scottsdale, AZ                                         85258
 (Address of principal executive offices)                          (Zip Code)


       Registrant's telephone number, including area code: (480) 355-8142

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS;

On January 30, 2006 the Board of Directors accepted the resignation of Gordon Sales. The Company is currently seeking a replacement.

ITEM 8.01  OTHER EVENTS

The Board of Directors has agreed to amend the funding agreement between the Company and Creative Eateries Corporation. The Amendment eliminates the 5 day grace period and incorporates a 10% penalty on all amounts not paid after the payment's due date.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No. 10: Amendment.

                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned here unto duly authorized.

Date: February 2, 2006

                              Franchise Capital Corporation


                              By: /s/Edward C. Heisler
                                 -----------------------------------
                                 Edward C. Heisler, Chairman & CEO